Exhibit 99.4

Sollensys Corp and Abstract Media, LLC

Unaudited Proforma Consolidated Balance Sheets

For the Nine Months Ended September 30, 2021

	Sollensys	Abstract
	Corp	Media, LLC			Consolidated
	September 30,	September 30,		Acquisition	September 30,
	2021	2021		Entries	2021

Assets
Current assets:
Cash	$146,406	$48,280	(b)	$(30,000)	$164,686
Accounts receivable -net	-	26,079		-	26,079
Inventory	78,000	-		-	78,000
Prepaid expenses	93,369	5,900		-	99,269
Other assets	3,600	-		-	3,600
Total current assets	321,375	80,260		(30,000)	371,635
Building, land, and improvements- not in service	2,667,246	-		-	2,667,246
Property and equipment, net	233,854	15,386		-	249,240
Intangible assets	-	-	(b) (c)	260,881	260,881
Total Assets	$3,222,475	$95,646		$230,881	$3,549,002

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts payable and accrued liabilities	$424,015	$174,332		$-	$598,346
Customer deposits -short term	236,429	-		-	236,429
Contract liabilities	-	14,016		-	14,016
Mortgage payable -short term	58,101	-		-	58,101
Loan payable-short term	5,431	-		-	5,431
Note payable to member	-	80,000	(b)	(80,000)	-
Total Current Liabilities	723,976	268,348		(80,000)	912,323
Mortgage payable -long term	2,441,899			-	2,441,899
Customer deposits -long term	201,428			-	201,428
Loan payable	20,550	-		-	20,550
Total liabilities	3,387,853	268,348		(80,000)	3,576,200

Commitments and Contingencies	-	-			-

Stockholders’ Equity
Common stock	100,003	-	(b)	73	100,076
Additional Paid-In Capital	5,730,905	-	(b)	366,147	6,097,052
Accumulated Deficit	(5,996,285)	(172,702)	(a)(b)(c)	(55,339)	(6,224,326)
Total Stockholders’ Equity	(165,378)	(172,702)		310,881	(27,198)
Total Liabilities and Stockholders’ Equity	$3,222,475	$95,646		$230,881	$3,549,002

Notes

(a)	Represents members deficit net of capital contributions and disbursements
(b)	Reflects the issuance of 73,244 shares valued at the Company’s private placement memorandum price of 5.00 per share or a value of $336,220 plus $30,000 in cash and the reduction of $80,000 in debt to an LLC member. The Company estimates that all of the purchase price will be allocated to intangible assets with an estimated 10 year amortization period. These estimates will be subject to further analysis and adjustment by the Company as it completes its acquisition accounting
(c)	To record amortization for the nine month period ended September 30, 2021

See notes to unaudited pro forma financial statements

F-1

Sollensys Corp and Abstract Media, LLC

Unaudited Proforma Consolidated Statements of Operations

For the Nine Months Ended September 30, 2021

	Sollensys	Abstract
	Corp	Media, LLC			Consolidated
	September 30,	September 30,		Acquisition	September 30,
	2021	2021		Entries	2021

Revenue	$145,357	$296,681		-	$442,038
Cost of sales	167,352	391,104		-	558,456
Gross (loss)	(21,995)	(94,423)			(116,418)

Operating expenses
Depreciation and amortization			(b)	23,717	23,717
Selling, general and administrative expense	2,505,120	148,008		-	2,653,129
Total operating expenses	2,505,120	148,008		(23,717)	2,629,412
Loss from operations	(2,527,115)	(242,431)		(23,717)	(2,793,264)

Other income (expense)
Other income	3,675	208,731		-	212,406
Interest expense	(30,767)	-		-	(30,767)
Total other income (expense)	(27,092)	208,731		-	181,639
Net loss	$(2,554,207)	(33,700)		(23,717)	(2,611,624)
					-
Basic and fully diluted loss per share	$(0.03)	$-		-	$(0.03)

Weighted average number of shares outstanding	99,554,582	-	(a)	521,154	100,075,736

Notes

(a)	Reflects 100,002,492 shares outstanding as of September 30, 2021 plus 73,244 acquisition shares
(b)	Represents amortization of intangible assets for the nine month period ended September 30, 2021

See notes to unaudited pro forma financial statements

F-2

Sollensys Corp and Abstract Media, LLC

Unaudited Proforma Consolidated Balance Sheets

For the Year Ended December 31, 2020

	Sollensys	Abstract
	Corp	Media, LLC			Consolidated
	December 31,	December 31,		Acquisition	December 31,
	2020	2020		Entries	2020

Assets
Current assets:
Cash	$129,624	$35,279	(b)	$(30,000)	$134,903
Accounts receivable -net	-	78,987		-	78,987
Inventory	54,000	-		-	54,000
Other assets	-	4,300		-	4,300
Total current assets	183,624	118,566		(30,000)	272,190
Property and equipment, net	-	17,650		-	17,650
Intangible assets	-	--	(b)(c)	284,598	284,598
Total assets	$183,624	$136,216		$254,598	$574,438

Liabilities and Stockholders’ Equity:

Current Liabilities:
Accounts payable and accrued liabilities	$46,134	$85,468		$-	$131,602
Customer deposits -short term	17,143	-		-	17,143
Contract liabilities	-	14,016		-	14,016
Note payable to member	-	80,000	(b)	(80,000)	-
Total current liabilities	63,277	179,484		(80,000)	162,761
Customer deposits -long term	72,857	-			72,857
Total liabilities	136,134	179,484		(80,000)	235,618

Commitments and Contingencies	-	-		-	-

Stockholders’ Equity
Common stock	99,355	-	(b)	73	99,428
Additional paid-in capital	3,390,213	-	(b)	366,147	3,756,360
Accumulated deficit	(3,442,078)	(43,268)	(a)(b)(c)	(31,622)	(3,516,968)
Total Stockholders’ Equity	47,490	(43,268)		334,598	338,820
Total liabilities and Stockholders’ Equity	$183,624	$136,216		$254,598	$574,438

Notes

(a)	Represents members deficit net of capital contributions and disbursements
(b)	Reflects the issuance of 73,244 shares valued at the Company’s private placement memorandum price of 5.00 per share or a value of $336,220 plus $30,000 in cash and the reduction of $80,000 in debt to an LLC member. The Company estimates that all of the purchase price will be allocated to intangible assets with an estimated 10 year amortization period. These estimates will be subject to further analysis and adjustment by the Company as it completes its acquisition accounting
(c)	To record amortization for the year ended December 31, 2020

See notes to unaudited pro forma financial statements

F-3

Sollensys Corp and Abstract Media, LLC

Unaudited Proforma Consolidated Statements of Operations

For the Year Ended December 31, 2020

	Sollensys	Abstract
	Corp	Media, LLC			Consolidated
	December 31,	December 31,		Acquisition	December 31,
	2020(a)	2020		Entries	2020

Revenue	$180,000	$593,006		-	$773,006
Cost of sales	30,000	468,313		-	498,313
Gross profit	150,000	124,693		-	274,693

Operating expenses
Depreciation and amortization	-	7,363	(c)	31,622	38,985
Selling, general and administrative expenses	3,063,903	259,909			3,323,812
Total operating expenses	3,063,903	267,272		31,622	3,362,797
Loss from operations	(2,913,903)	(142,579)		(31,622)	(3,088,104)

Other income (expense)
Gain from the extinguishment of debt	85,771	148,000		-	233,771
Interest expense		(7,684)		-	(7,684)
Total other income	85,771	140,316		-	226,087
Net loss	$(2,828,132)	(2,263)		(31,622)	(2,862,017)

Basic and fully diluted loss per share	$(0.19)	$-		-	$(0.03)

Weighted average number of shares outstanding	14,910,512	-	(b)	85,165,224	100,075,736

Notes

(a)	Represents nine months ended December 31, 2020 due to the change of the Company’s year end on From 10-KT
(b)	Reflects 100,002,492 shares outstanding as of September 30, 2021 plus 73,244 acquisition shares
(c)	To record amortization for the year ended December 31, 2020

See notes to unaudited pro forma financial statements

F-4